FOR IMMEDIATE RELEASE	Exhibit 99.1
Investor’s Contact:
 Jeanie Herbert
QLogic Corporation
Phone: (949) 389-6343
jeanie.herbert@qlogic.com
QLOGIC REPORTS THIRD QUARTER
RESULTS FOR FISCAL YEAR 2008
Record Revenue Achieved
ALISO VIEJO, Calif., January 23, 2008 – QLogic Corp. (NASDAQ:QLGC), a leader in networking for storage and high performance computing (HPC), today announced its third quarter financial results for the period ended December 30, 2007.
Third Quarter Highlights
•	Net revenue was a record $158.0 million.

•	Net income: $31.9 million GAAP, $41.0 million non-GAAP.

•	Net income per diluted share: $0.23 GAAP, $0.30 non-GAAP.

•	Cash generated from operations was $59.8 million.

•	$378.4 million in cash and short-term marketable securities as of December 30.

•	Repurchased $63.5 million of outstanding common stock.
Financial Results
Net revenue for the third quarter of fiscal 2008 was a record $158.0 million. Revenue from Host Products, which are comprised primarily of Fibre Channel and iSCSI Host Bus Adapters (HBAs) and InfiniBand Host Channel Adapters (HCAs), was $118.9 million during the third quarter of fiscal 2008 and increased 4% from $114.6 million in the comparable quarter last year. Revenue from Network Products, which are comprised primarily of Fibre Channel and InfiniBand switches, was $27.8 million during the third quarter of fiscal 2008 and increased 17% from $23.8 million in the comparable quarter last year. Revenue from Silicon Products, which are comprised primarily of protocol chips and management controllers, was $9.3 million during the third quarter of fiscal 2008 and decreased 46% from $17.0 million for the comparable quarter last year.
Net income on a GAAP basis for the third quarter of fiscal 2008 was $31.9 million, or $0.23 per diluted share, and included stock-based compensation expense, acquisition-related charges, and the related income tax effects. Net income on a GAAP basis for the third quarter of fiscal 2007 was $35.5 million, or $0.22 per diluted share, and included stock-based compensation expense, acquisition-related charges, and the related income tax effects. Net income on a non-GAAP basis for the third quarter of fiscal 2008 was $41.0 million, or $0.30 per diluted share.
“We are very pleased with our overall financial performance during the third quarter. We achieved record revenue of $158 million, which increased 13% sequentially from the September quarter,” said H. K. Desai, QLogic’s chief executive officer. “Our strong revenue performance during the quarter was driven by a 13% sequential increase in revenue from Fibre Channel HBAs and a greater than 20% sequential increase for both Fibre Channel and InfiniBand switch products.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
QLogic’s fiscal 2008 third quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer, and Tony Massetti, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (913) 312-6685, pass code: 8417136.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at www.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at www.qlogic.com for twelve months.

About QLogic
QLogic is a leading supplier of high performance storage networking solutions, which include the controller chips, host adapters and fabric switches that are the backbone of storage networks for most Global 2000 corporations. The company delivers a broad and diverse portfolio of products that includes Fibre Channel HBAs, blade server embedded Fibre Channel switches, Fibre Channel stackable switches, iSCSI HBAs and iSCSI routers.  The company is also a leading supplier of InfiniBand switches and InfiniBand host channel adapters for the emerging high performance computing market. QLogic products are delivered to small-to-medium businesses and large enterprises around the world via its channel partner community.  QLogic products are also powering solutions from leading companies like Cisco, Dell, EMC, Hitachi Data Systems, HP, IBM, Network Appliance and Sun Microsystems. QLogic is a member of the S&P 500 Index.
Note: All QLogic-issued press releases appear on the company’s website (www.qlogic.com).  Any announcement that does not appear on the QLogic website has not been issued by QLogic.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements.  The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the company may be volatile; the company’s dependence on the storage area network market; potential adverse effects of server virtualization technology on the company’s business; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain silicon chip suppliers; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in our products; changes in our tax provisions or adverse outcomes resulting from examination of our income tax returns; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission.  The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces.  The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 30,	December 31,	December 30,	December 31,
	2007	2006	2007	2006
Net revenues	$158,040	$157,611	$438,143	$439,601
Cost of revenues	52,237	50,698	152,113	139,774

Gross profit	105,803	106,913	286,030	299,827

Operating expenses:
Engineering and development	33,174	34,003	100,916	99,542
Sales and marketing	20,292	21,586	62,104	64,095
General and administrative	8,260	7,238	25,250	23,274
Special charges	—	—	3,772	—
Purchased in-process research and development	—	—	—	1,910

Total operating expenses	61,726	62,827	192,042	188,821

Operating income	44,077	44,086	93,988	111,006

Interest and other income, net	4,866	5,646	16,885	18,332

Income before income taxes	48,943	49,732	110,873	129,338

Income taxes	17,073	14,278	37,428	42,361

Net income	$31,870	$35,454	$73,445	$86,977

Net income per share:
Basic	$0.23	$0.22	$0.51	$0.55
Diluted	$0.23	$0.22	$0.50	$0.54

Number of shares used in per share calculations:
Basic	136,836	158,532	144,932	159,516
Diluted	137,421	160,760	145,614	161,161

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 30,	December 31,	December 30,	December 31,
	2007	2006	2007	2006
GAAP net income	$31,870	$35,454	$73,445	$86,977
Items excluded from GAAP net income:
Stock-based compensation	8,062	7,511	24,249	22,546
Amortization of purchased intangible assets	3,618	2,370	13,107	7,851
Acquisition-related stock-based compensation	606	2,337	568	7,809
Special charges	—	—	3,772	—
Purchased in-process research and development	—	—	—	1,910
Income tax effect	(3,170)	(2,777)	(11,504)	(10,205)

Total non-GAAP adjustments	9,116	9,441	30,192	29,911

Non-GAAP net income	$40,986	$44,895	$103,637	$116,888

Net income per diluted share:
GAAP net income	$0.23	$0.22	$0.50	$0.54
Adjustments	0.07	0.06	0.21	0.19

Non-GAAP net income	$0.30	$0.28	$0.71	$0.73

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period to period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a diluted per share basis.
Management uses non-GAAP net income in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended		Nine Months Ended
	December 30,	December 31,	December 30,	December 31,
(unaudited in thousands)	2007	2006	2007	2006
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$564	$495	$1,629	$1,431
Amortization of purchased intangible assets	2,778	2,245	10,088	7,476
Acquisition-related stock-based compensation	—	13	(24)	39

Total cost of revenue adjustments	3,342	2,753	11,693	8,946

Operating expenses:
Engineering and development:
Stock-based compensation	3,851	3,023	11,131	8,266
Amortization of purchased intangible assets	32	67	283	200
Acquisition-related stock-based compensation	587	1,811	554	5,985
Sales and marketing:
Stock-based compensation	1,479	1,767	4,753	5,883
Amortization of purchased intangible assets	808	58	2,736	175
Acquisition-related stock-based compensation	19	491	38	1,714
General and administrative:
Stock-based compensation	2,168	2,226	6,736	6,966
Acquisition-related stock-based compensation	—	22	—	71
Special charges	—	—	3,772	—
Purchased in-process research and development	—	—	—	1,910

Total operating expense adjustments	8,944	9,465	30,003	31,170

Total non-GAAP adjustments before income taxes	12,286	12,218	41,696	40,116
Income tax effect	(3,170)	(2,777)	(11,504)	(10,205)

Total non-GAAP adjustments	$9,116	$9,441	$30,192	$29,911

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	December 30, 2007	April 1, 2007
ASSETS

Current assets:
Cash and cash equivalents	$140,780	$76,804
Short-term marketable securities	237,661	467,118
Accounts receivable, net	75,634	73,538
Inventories	31,215	38,935
Deferred tax assets	36,341	27,866
Other current assets	11,558	12,892

Total current assets	533,189	697,153

Property and equipment, net	95,544	90,913
Goodwill	103,734	102,910
Purchased intangible assets, net	40,816	55,093
Deferred tax assets	20,236	49
Other assets	25,133	25,241

	$818,652	$971,359

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$33,519	$29,280
Accrued compensation	25,311	34,483
Accrued taxes	22,451	15,729
Deferred revenue	10,108	7,368
Other current liabilities	6,744	7,674

Total current liabilities	98,133	94,534

Accrued taxes	45,209	—
Deferred tax liabilities	—	2,294
Other liabilities	5,289	—

Total liabilities	148,631	96,828

Stockholders’ equity:
Common stock	199	198
Additional paid-in capital	647,021	608,515
Retained earnings	1,062,173	988,728
Accumulated other comprehensive income (loss)	(1,017)	169
Treasury stock	(1,038,355)	(723,079)

Total stockholders’ equity	670,021	874,531

	$818,652	$971,359

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Nine Months Ended
	December 30,	December 31,
	2007	2006
Cash flows from operating activities:
Net income	$73,445	$86,977
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,842	19,053
Stock-based compensation	24,249	22,546
Acquisition-related:
Amortization of purchased intangible assets	13,107	7,851
Stock-based compensation	568	7,809
Purchased in-process research and development	—	1,910
Deferred income taxes	(12,472)	(14,643)
Provision for losses on accounts receivable	190	(55)
Loss on disposal of property and equipment	1,121	163
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(2,286)	(14,197)
Inventories	7,720	(2,915)
Other assets	2,053	1,109
Accounts payable	3,813	(2,777)
Accrued compensation	(7,108)	(1,443)
Accrued taxes	33,329	5,686
Deferred revenue	2,740	2,983
Other liabilities	(756)	629

Net cash provided by operating activities	162,555	120,686

Cash flows from investing activities:
Purchases of marketable securities	(120,923)	(240,441)
Sales and maturities of marketable securities	348,387	313,644
Additions to property and equipment	(22,460)	(23,666)
Acquisition of businesses, net of cash acquired	67	(142,383)
Restricted cash placed in escrow	—	(24,000)
Restricted cash received from escrow	—	12,508

Net cash provided by (used in) investing activities	205,071	(104,338)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	11,262	31,063
Tax benefit from issuance of stock under stock plans	364	6,288
Payoff of line of credit assumed in acquisition	—	(1,632)
Purchase of treasury stock	(315,276)	(85,616)

Net cash used in financing activities	(303,650)	(49,897)

Net increase (decrease) in cash and cash equivalents	63,976	(33,549)

Cash and cash equivalents at beginning of period	76,804	125,192

Cash and cash equivalents at end of period	$140,780	$91,643

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Nine Months Ended
	December 30,	December 31,	December 30,	December 31,
	2007	2006	2007	2006
Host Products	$118,915	$114,583	$327,559	$305,473
Network Products	27,833	23,801	74,239	62,372
Silicon Products	9,275	17,029	30,383	62,681
Other	2,017	2,198	5,962	9,075

	$158,040	$157,611	$438,143	$439,601

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Nine Months Ended
	December 30,	December 31,	December 30,	December 31,
	2007	2006	2007	2006
United States	$78,647	$78,779	$224,935	$236,224
Europe, Middle East and Africa	40,243	38,677	105,425	96,724
Asia-Pacific and Japan	29,143	29,769	81,000	86,797
Rest of world	10,007	10,386	26,783	19,856

	$158,040	$157,611	$438,143	$439,601